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                                                                    EXHIBIT 10.1


                              SEVENTH AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

         THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "Seventh Amendment"), is made and entered into as of the 31st day of July, 1997, by and among (i) REGAL CINEMAS, INC., a Tennessee corporation with principal office and place of business in Knoxville, Tennessee (the "Borrower"),
(ii)(a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) BANK BOSTON, N.A., a national banking association with principal office and place of business in Boston, Massachusetts ("Bank Boston"), (c) FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking association with principal office and place of business in Nashville, Tennessee ("First Union"), (d) FIRST AMERICAN NATIONAL BANK, a national banking association with principal office and place of business in Knoxville, Tennessee ("First American"), (e) THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH, a Japanese banking corporation maintaining an office in Chicago, Illinois ("Sumitomo"), in its capacity as the assignee and successor in interest to The Daiwa Bank, Limited ("Daiwa"), (f) NATIONSBANK OF TENNESSEE, N.A., a national banking association with principal office and place of business in Knoxville Tennessee ("NationsBank"), and (g) WACHOVIA BANK, N.A., a national banking association with an office and place of business in Atlanta, Georgia ("Wachovia") (PNC, Bank Boston, First Union, First American, Sumitomo, NationsBank and Wachovia is each hereinafter individually referred to as a "Bank," and all of the same are hereinafter collectively referred to as the "Banks"), (iii) PNC BANK, KENTUCKY, INC., in its capacity as agent for the Banks (in such capacity, the "Agent"), and (iv) BANK BOSTON, N.A., in its capacity as Lead Manager.

         PRELIMINARY STATEMENT:

         A. Pursuant to that certain Second Amended and Restated Loan Agreement dated as of July 7, 1993, among the Borrower, PNC, Bank Boston, First Union, First American, Daiwa and NationsBank (collectively, the "Original Banks"), the Agent and Bank Boston, in its capacity as Lead Manager, as amended pursuant to
(i) that certain First Amendment to Second Amended and Restated Loan Agreement dated as of May 6, 1994, among the Borrower, the Original Banks and the Agent (the "First Amendment"), (ii) that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of June 15, 1994, among the Borrower, the Original Banks
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and the Agent, (iii) that certain Third Amendment to Second Amended and Restated
Loan Agreement dated as of March 31, 1995, among the Borrower, the Original
Banks and the Agent (the "Third Amendment"), (iv) that certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of November 30, 1995, among the Borrower, the Banks and the Agent, (v) that certain Fifth Amendment to Second Amended and Restated Loan Agreement dated as of May 31, 1996, among the Borrower, the Banks and the Agent, and (vi) that certain Sixth Amendment to Second Amended and Restated Loan Agreement dated as of September 30, 1997, among the Borrower, the Banks and the Agent (collectively, the "Loan Agreement"), the Banks have established a reducing revolving credit facility in the principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) (the "Reducing Revolver") in favor of the Borrower upon the terms and conditions set forth in the Loan Agreement.

         B. Pursuant to that certain Agreement and Plan of Merger dated as of June 11, 1997, among the Borrower, Regal Acquisition Corporation, an Alabama corporation, RAC Corporation, an Alabama corporation, RAC Finance Corp., an Alabama corporation, Cobb Theatres, L.L.C., an Alabama limited liability company, R.C. Cobb, Inc., an Alabama corporation, Cobb Theatres II, Inc., an Alabama corporation, Cobb Finance Corp., an Alabama corporation, and Tricob Partnership, a general partnership (the "Cobb Merger Agreement"), (i) Regal Acquisition Corporation will be merged with and into R.C. Cobb, Inc., with R.C. Cobb, Inc. being the surviving corporation and a wholly-owned subsidiary of the Borrower, (ii) RAC Corporation will be merged with and into Cobb Theatres II, Inc., with Cobb Theatres II, Inc. being the surviving corporation and a wholly-owned subsidiary of the Borrower, (iii) RAC Finance Corp. will be merged with and into Cobb Finance Corp., with Cobb Finance Corp. being the surviving corporation and a wholly-owned subsidiary of the Borrower, and (iv) the Borrower shall acquire from the partners of Tricob Partnership all of the partnership interests in Tricob Partnership, with Tricob becoming a wholly-owned partnership of the Borrower.

         C. The Borrower has now requested that the Banks agree to certain amendments to the Loan Agreement in connection with the consummation of the transactions contemplated by the Cobb Merger Agreement, which the Banks are willing to do upon the express condition that the Borrower execute and deliver this Seventh Amendment.




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         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

         2. The Banks hereby agree that, to the extent any of the provisions of the Loan Agreement or the other Loan Instruments require the written consent of the Banks to the consummation of the transactions contemplated by the Cobb Merger Agreement, the written consent of each Bank to the consummation of the transactions contemplated by the Cobb Merger Agreement shall be conclusively evidenced by such Bank's execution and delivery of this Seventh Amendment.

         3. The Banks hereby waive the obligation of the Borrower to deliver to the Agent, on behalf of the Banks, the items referred in Section 4.2 of the Loan Agreement with respect to the transactions contemplated by the Cobb Merger Agreement, which waiver is consistent with the previous release by the Banks of the security interests in and liens on the Theaters originally granted by the Borrower to the Agent on behalf of the Banks pursuant to the Loan Agreement. The Banks further acknowledge that the Borrower will obtain, with respect to the transactions contemplated by the Cobb Merger Agreement, the items referred in
Section 4.2 of the Loan Agreement solely to the extent that the Borrower deems appropriate.

         4. Pursuant to Section 8.2(f) of the Loan Agreement, and subject to the satisfaction of the conditions subsequent hereinafter specified in this Section 4, the Banks hereby approve (a) the terms of the 10 5/8% New Senior Secured Notes due 2003 of Cobb Theatres, L.L.C. and Cobb Finance Corp. to be assumed by the Borrower pursuant to the Cobb Merger Agreement (the "Cobb Senior Notes"), which are more particularly described on Exhibit A attached hereto and made a part hereof, and (b) the terms of the $100,000,000 tender facility to be provided by PNC to the Borrower (the "PNC Tender Facility"), which terms are more particularly described on Exhibit B attached hereto and made a part hereof, as well as any subordinated debt (the "Subordinated Debt") placed by




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the Borrower to retire in full the PNC Tender Facility; provided, the aggregate principal amount of the Cobb Senior Notes and the PNC Tender Facility outstanding at any one time shall not exceed $100,000,000.00 without the written consent of the Requisite Banks. The approval of the Banks to the terms of each of the Cobb Senior Notes and the PNC Tender Facility as well as the Subordinated Debt is subject to the satisfaction of the following conditions subsequent:

                  (i) The Borrower shall have made an offer to purchase for cash the Cobb Senior Notes within twenty (20) days after the consummation of the transactions contemplated by the Cobb Merger Agreement, which offer must include the requirement that each holder of a Cobb Senior Note who tenders such Cobb Senior Note for purchase by the Borrower (A) waive the obligation of the Borrower and its Subsidiaries to observe and perform the affirmative and negative covenants set forth in the Indenture dated as of March 6, 1996, pursuant to which the Cobb Senior Notes have been issued (the "Cobb Indenture") (other than the covenant to pay the principal of and accrued interest on the Cobb Senior Notes when due and financial reporting covenants), and (B) consent to the release of all liens and security interests on the assets of the Borrower and its Subsidiaries securing the payment of the Cobb Senior Notes;

                  (ii) The proceeds of the PNC Tender Facility shall have been used by the Borrower to pay the purchase price (including accrued interest) of those Cobb Senior Notes accepted for payment by the Borrower, or, if all conditions precedent to the Borrower's obligation to accept for payment those Cobb Senior Notes that have been tendered to the Borrower have not been satisfied, the Borrower shall have used the proceeds of the PNC Tender Facility to defease the Cobb Senior Notes in accordance with the applicable provisions of the Cobb Indenture, in either event within ten (10) days after the expiration date of the Borrower's tender offer for the Cobb Senior Notes; and

                  (iii) The Subordinated Debt is subordinate to the Reducing Revolver and any new revolving line of credit that replaces and refinances the Reducing Revolver and the proceeds of the Subordinated Debt are use to retire in full the PNC Tender Facility and for general corporate purposes.




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         In the event any of the conditions subsequent set forth in this Section
4 are not satisfied, the approval of the Banks to the terms of each of the Cobb Senior Notes and the PNC Tender Facility as well as the Subordinated Debt shall be automatically rescinded unless the Requisite Banks agree to the contrary pursuant to a written instrument duly executed and delivered by the Requisite Banks.

         5. Section 8.4 of the Loan Agreement, titled Liens, is hereby amended to add a new subsection (j) as follows:

                  "(j) the Liens securing the payment of the Cobb Senior Notes for so long as the Cobb Senior Notes remain outstanding."

         6. The Banks hereby waive the requirement set forth in Section 22 of the Third Amendment that, upon the consummation of the transactions contemplated by the Cobb Merger Agreement, the equity interests of each of R. C. Cobb, Inc., Cobb Theatres II, Inc. and Cobb Finance Corp., as wholly-owned subsidiary corporations of the Borrower, and of Tricob Partnership, as a wholly-owned partnership of the Borrower, be pledged to the Agent on behalf of the Banks to secure the payment of the Secured Obligations.

         7. The Borrower and the Banks hereby agree that, consistent with the definition of "Cash Flow from Operations" set forth in Section 1.24 of the Loan Agreement and in Section 2 of the First Amendment, all non-cash charges incurred by the Borrower in connection with the consummation of the transactions contemplated by the Cobb Merger Agreement shall be included in the Borrower's Cash Flow from Operations for all relevant periods.

         8. The Borrower and the Banks hereby agree that the reference to Total Funded Debt included in the definition of "Pro Forma Debt Service" set forth in
Section 1.91 of the Loan Agreement and in Section 9 of the First Amendment shall exclude the principal of the Cobb Senior Notes and, to the extent the proceeds of the PNC Tender Facility have been used to purchase or defease the Cobb Senior Notes, the principal of the PNC Tender Facility.

         9. The Borrower hereby certifies to the Banks and the Agent that each of Litchfield Theaters, Ltd., Neighborhood Entertainment,




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Inc. and Georgia State Theatres, Inc., each of which was a Consolidated
Subsidiary of the Borrower, has been merged with and into the Borrower, with the Borrower being the surviving corporation in each such merger. In furtherance of each such merger, and in express reliance upon the Borrower's certification set forth in this Section 9, the Banks hereby authorized and direct the Agent (a) to terminate the Guaranty Agreement executed and delivered by each of Litchfield Theaters, Ltd., Neighborhood Entertainment, Inc. and Georgia State Theatres, Inc. in favor of the Agent on behalf of the Banks, and (b) to release from the pledge and security interest created pursuant to the Stock Pledge Agreement, and to re-deliver to the Borrower, all stock certificates evidencing all of the issued and outstanding shares of common stock of each of Litchfield Theaters, Ltd., Neighborhood Entertainment, Inc. and Georgia State Theatres, Inc. pledged and delivered by the Borrower to the Agent on behalf of the Banks pursuant to the Stock Pledge Agreement.

         10. The Borrower covenants and agrees to pay to the Agent, on behalf of the Banks, on the effective date of this Seventh Amendment, in consideration of the execution and delivery of this Seventh Amendment by each Bank and the agreements and consents made by each Bank in this Seventh Amendment, fees equal to one-tenth of one percent (1/10th of 1%) of each Bank's Revolving Loan Commitment, irrespective of the then existing Total Utilization of Revolving Loan Commitments.

         11. This Seventh Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

         12. This Seventh Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         13. Except to the extent expressly amended or modified hereby, the Borrower hereby ratifies and reaffirms each of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement.




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         IN WITNESS WHEREOF, the parties hereto have caused this Seventh
Amendment to Second Amended and Restated Loan Agreement to be duly executed as of the day and year first above written.

                                    REGAL CINEMAS, INC.



                                    By:
                                       -----------------------------------------
                                       Lewis Frazer, III, Executive Vice
                                         President and Chief Financial
                                         Officer

                                              (the "Borrower")


                                    PNC BANK, KENTUCKY, INC.



                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    Address:  PNC Bank, Kentucky, Inc.
                                              Citizens Plaza
                                              500 West Jefferson Street
                                              Louisville, KY  40202
                                    Attn:     Mark Wheeler, Senior Vice
                                                President and Manager
                                                Large Corporate Banking
                                                Group

                                              ("PNC")




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                                    BANK BOSTON, N.A.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    Address:  Bank Boston, N.A.
                                              Media & Communications Dept.
                                              100 Federal Street
                                              Mail Stop 01-08-08
                                              Boston, MA 02110
                                    Attn:     Reginald Dawson, Director

                                         ("Bank Boston")


                                    FIRST UNION NATIONAL BANK OF TENNESSEE


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    Address:  First Union National Bank
                                                of Tennessee
                                              150 4th Avenue
                                              Box 2648
                                              Nashville, TN 37219
                                    Attn:     Robert Page, Vice President

                                         ("First Union")




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                                    FIRST AMERICAN NATIONAL BANK


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    Address:  First American National Bank
                                              505 S. Gay Street
                                              Knoxville, TN 37902
                                    Attn:     Eric Schwarzentraub, Vice
                                                President

                                         ("First American")


                                    THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    Address:  The Sumitomo Bank, Limited
                                              One Peachtree Center
                                              303 Peachtree Street
                                              Suite 4420
                                              Atlanta, GA 30308
                                    Attn:     Lauren Carrigian

                                         ("Sumitomo")




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                                    NATIONSBANK OF TENNESSEE, N.A.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    Address:  NationsBank of Tennessee, N.A.
                                              550 Main Avenue
                                              Knoxville, TN 37901-0017
                                    Attn:     C. Howard Capito, Vice
                                                President

                                         ("NationsBank")


                                    WACHOVIA BANK, N.A.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                    Address:  191 Peachtree St, N.E.
                                              Mail Code 3940
                                              Atlanta, GA 30303
                                    Attn:     John Tibe, Vice President

                                              ("Wachovia")

                                         (collectively, The "Banks")




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                                    PNC BANK, KENTUCKY, INC., in its
                                         capacity as Agent


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                              (the "Agent")


                                    BANK BOSTON, in its capacity
                                         as Lead Manager


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------








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